S&W Seed Company (Nasdaq: SANW) March 2023

2 Forward-Looking Statements S&W Seed Company (Nasdaq: SANW) This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future,” "plan" or "planned,” "will" or "should,” "expected,” "anticipates,” "draft,” "eventually" or "projected.” Forward-looking statements in this release include, but are not limited to: the anticipated benefits of our recent strategic review, including our focus on our identified key centers of value and cost alignment initiatives, on our financial performance and results of operations; performance of our seed technology products, including the expected contribution of Double Team to fiscal 2023 revenue, and anticipated launch of our products currently under development; our financial projections and underlying assumptions, including with respect to revenue contributions from Double Team and U.S. forage and a 50%+ expected gross profit contribution from Double Team, such as our fiscal 2023 revenue outlook and expected fiscal 2023 revenue growth, fiscal 2023 adjusted EBITDA outlook, expected gross margins and adjusted gross margins, adjusted operating expenses and adjusted EBITDA, our targeted reductions in operating expenses and improvements in overall production costs; the potential of Double Team to revolutionize the sorghum market; our commercialization plans and our ability to leverage our industry experience and customer base to achieve our commercialization plans; our expectations regarding the performance of our recently announced joint ventures, including expected initial grain production in late calendar 2023 from the Shell JV, the timing and amount of milestone and other payments under the Shell JV agreement, and the performance of wheat products developed by the Wheat JV; estimates of the growing size of the global stevia market and our expectations regarding reductions in overall stevia production costs; and the execution of our strategic and commercial plans. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including risks and uncertainties related to: market adoption of products designed to support the energy transition and customer demand for the JV’s products; our research and development efforts may not yield the anticipated benefits; sales of our tech products may be lower than anticipated; our strategic initiatives may not achieve the expected results; the effects of the COVID-19 pandemic and other geopolitical and macroeconomic events, such as global inflation, supply chain disruptions, uncertain market conditions and the ongoing military conflict between Russia and Ukraine and related sanctions, on our business and operations as well as those of the JV, and the extent to which they disrupt the local and global economies, as well as our business and the businesses of the JV, our customers, distributors and suppliers; sufficiency of the JV’s cash and access to capital in order to develop its business; the sufficiency of our cash and access to capital in order to meet our liquidity needs, including our ability to pay our growers as our payment obligations come due; our need to comply with the financial covenants included in our loan agreements, refinance certain of our credit facilities and raise additional capital in the future and our ability to continue as a “going concern”; changes in the competitive landscape and the introduction of competitive products may negatively impact our results of operations; previously experienced logistical challenges in shipping and transportation of our products may become amplified, delaying our ability to recognize revenue and decreasing our gross margins; we may be unable to achieve our efforts to drive growth, improve gross margins and reduce operating expenses; the inherent uncertainty and significant judgments and assumptions underlying our financial outlook for fiscal 2023; and the risks associated with our ability to successfully optimize and commercialize our business, such as changes in market conditions, including any unexpected decline in commodity prices. These and other risks are identified in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended June 30, 2022 and in other filings subsequently made by the Company with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

Key Center of Value #1 U.S. Sorghum Technology Higher-margin proprietary business with higher-value Double Team expected to lead growth and profitability going forward. Key Center of Value #2 International Forage/Alfalfa Historically profitable, lower-margin business where S&W has strong customer base and market share. Key Center of Value #3 U.S. Forage/Alfalfa Unique germplasm facing unclear domestic environment, with future margin improvement opportunities. Strategic Review In 2022, S&W underwent a strategic review to determine areas it believes are ‘Key Centers of Value’ and align its cost structure to drive revenue growth and value generation. 3 S&W Seed Company (Nasdaq: SANW) Key Center of Value #4 Specialty Crops (Camelina/Biofuel, Stevia, Wheat) Upside potential leveraging S&W’s unique research and development and production capabilities. Cost Alignment #1 Plans to Reduce Operating Expenses $5 million in targeted reductions for FY 2023 Cost Alignment #2 Focus on Improvement in Inventory Management and Production Costs $4 - $5 million in targeted improvement in LCM write downs with efficiencies in overall production costs in FY 2023

Key Financial Metrics and Outlook1 4 4 S&W Seed Company (Nasdaq: SANW) Strong operational improvement expected in FY 2023 Revenue Growth Est. FY 23 Growth +12% to +29% Gross Margin Expansion YTD FY 2023 +510 basis points Operating Expense Reduction Est. FY 23 $5 Million Savings Adjusted EBITDA Improvement Est. FY 23 vs $(23.8) Million in FY 22 $(2) - $(7) Million Cash Infusion from JVs2 Shell and Wheat JVs +$16 Million 1 Figures on this slide represent S&W Seed Company's estimates of future performance. Adjusted EBITDA is a non-GAAP financial measure; for further information, see "Non-GAAP Financial Measures" in the appendix. 2. Includes $7 million paid by Shell in FY 23, $2 million paid by Trigall Genetics in FY 23, $6 million Shell is obligated to pay in February 2024 and $1 million Trigall Genetics is obligated to pay in December 2023.

Core Crop Portfolio 5 S&W Seed Company (Nasdaq: SANW) Diversified middle market agricultural platform Alfalfa/ Forage Hybrid Sorghum (Double Team) Camelina (JV with Shell) Stevia (Agreement with Ingredion) Wheat (JV with Trigall Genetics) Pasture Products

6 U.S. Sorghum Technology Double TeamTM (DT) solution is S&W’s first innovative sorghum technology DT has the potential to revolutionize the sorghum market in the same way other weed control technologies have enhanced yields for crops such as corn, soybeans and cotton Initially launched in grain sorghum in 2021 Robust R&D platform Extension of Double Team to other sorghum crops Expected launch of Double Team in forage sorghum in 2024 in U.S. International expansion in coming years Developing prussic-free sorghum for use in S&W’s grain, forage, and other sorghum species. Prussic is a precursor to prussic acid, which is highly toxic to ruminant animals that feed on fresh sorghum forage. Prussic-Free expected to launch in 2025 providing ability to “stack” DT and Prussic-Free traits in the future S&W Seed Company (Nasdaq: SANW) Higher-margin proprietary business with higher-value Double Team expected to lead growth going forward. 6 U.S. Sorghum Revenue $ Millions FY Ends June 30 $22 $25

U.S. Sorghum Technology Novel Commercial Trait Technology Products 7 www.swseedco.com Double Team™ Grain Sorghum Double Team™ Sorghum is the best over-the-top grass control trait on the market Prussic-Free Sorghum Prussic-Free Sorghum removes naturally toxic metabolite from stressed forage sorghum resulting in safe, worry-free grazing and hay 7 www.swseedco.com 7 Launched 2021 Anticipated Launch 2025 S&W Seed Company (Nasdaq: SANW) Novel and proprietary products driving value for farmers Double Team™ Forage Sorghum Double Team’s non-GMO tolerance to broad spectrum grass herbicide to be applied to Forage Sorghum Anticipated Launched 2023 Treated With Double Team Untreated Sorghum Field overrun by grassy weeds Near total yield loss due to weed competition Grassy weeds eliminated High return on investment for trait technology

8 International Forage/Alfalfa Proprietary alfalfa seed and pasture products addressing non-U.S. global markets Alfalfa, Medic, Sub Clovers, Annual Clovers, Vetch, Forage Cereals, Grasses and Pasture Species Strong and diversified alfalfa production and distribution One of the largest forage seed businesses in Australia Distribution to more than 30 countries; Northern and southern hemisphere diversification; 40-year history in many key international markets S&W Seed Company (Nasdaq: SANW) Lower-margin business where S&W has strong customer base and market share. 8 International Forage Revenue FY Ends June 30 $47 $56 $ Millions

9 U.S. Forage/Alfalfa Long dormant alfalfa history Germplasm base purchased from Pioneer® consisting of thousands of unique breeding parents and varieties, with an emphasis on high yield and forage quality, and developing alfalfa varieties with resistance to disease and stress Breeding station and processing facility in Nampa, Idaho recently reallocated to Shell biofuel joint venture S&W Seed Company (Nasdaq: SANW) Unique germplasm facing unclear domestic environment, with future margin improvement opportunities. U.S. Forage Revenue FY Ends June 30 Fiscal year 2020 and fiscal year 2021 exclude revenue attributable to Pioneer. As announced in May 2019, S&W entered into a termination agreement and an alfalfa license agreement with Pioneer Hi-Bred International, a subsidiary of Corteva Agriscience, to replace its prior alfalfa distribution agreement with Pioneer. $ Millions

10 Camelina/Biofuels JV S&W Seed Company (Nasdaq: SANW) JV with Shell (NYSE: SHEL) Worldwide JV (named Vision Bioenergy Oilseeds LLC) with Shell plc (for the purpose of developing novel plant genetics, increasing oil seed cover crop acres and managing the crushing of these new acres for biofuel, green diesel, and jet fuel production. Shell plc operates as an energy and petrochemical company operating through Integrated Gas, Upstream, Marketing, Chemicals and Products, and Renewables and Energy Solutions segments. Commercially viable oilseed with the potential to be a sustainable feedstock source for the energy transition. Camelina also is recognized as a low greenhouse gas cover crop in the US. Cover crops are planted between main crop growing seasons, with the aim of not influencing the price or availability of crops grown for food and feed. Using effective controls and management, Camelina has the potential to provide sustainable feedstocks, and create social and environmental co-benefits by diversifying farmers' income streams and reducing soil erosion. Biofuels, such as those made from Camelina oil, may be an effective way to help decarbonize customers in hard-to-abate sectors, where energy density in fuels is key, including the aviation, marine, and heavy-duty road transport sectors. Shell and the JV have executed an Offtake Agreement pursuant to which Shell will purchase the available Camelina grain and use Camelina oil to produce sustainable biofuels. Initial grain production expected in late calendar 2023. $20 M $25 M 66% S&W to receive $13 million cash from Shell ($7 million up front and another $6 million due in Feb. 2024) plus $7 million for Nampa facility debt pay off. Shell contributed $13 million cash up front and is required to make an additional $12 million cash contribution in Feb. 2024 to fund operations of the JV. Shell initially owns a 66% with S&W owning 34%. Upon the achievement of certain specified milestones, S&W is eligible to receive up to an additional aggregate 10% interest in the JV. In addition, S&W has an option to purchase a 6% membership interest from Shell at any time on or before the fifth anniversary of the closing (February 6, 2028)

Camelina/Biofuels JV

JV with Shell (NYSE: SHEL)


Business Model

1. VBO will apply its plant breeding expertise and molecular biology to improve Camelina seed.

2. VBO starts off by growing camelina seed and cleaning it in the Nampa plant.

   VBO has its second crop of camelina seed growing now.

3. That seed is then sold to farmers to grow large acres of camelina grain.

4. VBO will buy every bushel of Camelina grain from the farmers.

5. VBO will contract with industry partners to crush the Camelina grain and separate it into its oil and meal fractions.

   The oil will be converted into biodiesel at Shell's North American facilities. The Camelina meal byproduct will be sold for animal feed.

S&W Seed Company (Nasdaq: SANW) 11

12 Wheat JV S&W Seed Company (Nasdaq: SANW) JV with Bioceres (Nasdaq: BIOX) and Florimond Desprez Trigall Genetics, the world leader in wheat biotechnology co-owned by Bioceres Crop Solutions and Florimond Desprez, and S&W Seed Company, entered into a joint venture to advance wheat breeding activities in Australia. Trigall Australia will develop and market high performing wheat varieties for the Australian market, leveraging S&W's existing commercial footprint and Florimond Desprez's and Bioceres Crop Solutions' breeding expertise. Program will encompass both conventional and transgenic varieties, including Bioceres Crop Solutions' drought-tolerance HB4® technology and EcoWheat® technologies, that can contribute to improving yields in a region whose productivity has been increasingly affected by drought and soil salinization. New breeding program is expected to benefit from the introduction of top tier genetics from Florimond Desprez and Trigall Genetics worldwide breeding programs, combined with state-of-the-art facilities to accelerate genetic gain for the region. Financial Terms S&W will receive $2 million up front and $1 million in 12 months S&W owns 20% of the newly created Australian company, Trigall Australia.

13 Stevia S&W Seed Company (Nasdaq: SANW) Pilot production supply agreement with Ingredion Ingredion Incorporated (NYSE: INGR), a leading global provider of ingredient solutions to the food and beverage manufacturing industry, and S&W Seed Company exclusive U.S. stevia pilot production supply agreement. S&W will leverage its proprietary stevia plant portfolio and production techniques to supply Ingredion and its PureCircle by Ingredion group of companies, with high-quality, U.S.-sourced stevia plants. S&W has developed unique, non-GMO, all-natural stevia varieties over the past ten years utilizing our proprietary plant breeding program. The size of the global stevia market is estimated to grow to $1.6B by 2028 according to LEK and Ingredion’s internal analysis. Currently, due to historical constraints with climate and harvesting techniques, the vast majority of stevia is produced outside the United States. Recently, S&W made what it believes is a significant leap forward by validating efficacy of stevia production in the southeastern United States. By leveraging a unique seed-to-plant process and mechanical harvesting system, S&W expects to reduce overall production costs. Method is also intended to allow the stevia to function as a green cover crop, helping to sequester carbon.

Key Highlights 14 Launch of proprietary non-GMO trait technology (Double Team) expected to transform the operating profile of S&W into a high growth, high margin business 3X growth anticipated in FY 2023 with expected 50%+ gross profit contributions from Double Team for FY 2023 Prussic-Free Sorghum expected to launch in 2025 Created value generating transactions to leverage valuable germplasm, research and production facilities Worldwide JV with Shell for the purpose of developing novel plant genetics, increasing oil seed cover crop acres and managing the crushing of these new acres for biofuel, green diesel, and jet fuel production. $13 million upfront payment, plus $7 million for Nampa facility Ongoing interest in high growth opportunity with industry leader Wheat JV with Bioceres Crop Solutions and Florimond Desprez $2 million upfront payment with $1 million in 12 months with ongoing interest in high upside opportunity Stevia pilot production supply agreement with Ingredion Driving efficiencies across organization $5 million in targeted reductions in OpEx in FY 2023 $4 - $5 million in targeted improvements in inventory management/lower of cost or market (LCM) write down expected in FY 2023 S&W Seed Company (Nasdaq: SANW) The Ongoing Transformation of S&W

Financials

16 FY ends June Revenue $92 $80 $ in Millions S&W Seed Company (Nasdaq: SANW)

17 2023 Revenue Bridge The following is intended to provide a guide as to the potential financial opportunity for the Company. While subject to risk and uncertainty, and the Company’s performance as compared to various estimates and assumptions, we believe the following provides useful insight into management’s view regarding the potential growth opportunities for the Company’s business, and how management intends to measure the progress of its operating plans. S&W Seed Company (Nasdaq: SANW) 2022 Revenue Improvement in U.S. Sorghum Operations Improvement in International Forage Operations 2023 Revenue Estimate $71 $80 - $92 $9 - $12 $0 - $9 FY ends June $ in Millions

18 Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure; for further information, see "Non-GAAP Financial Measures" in the appendix. Reconciliation of historical Adjusted EBITDA is included in the appendix to this presentation $ in Millions ($7.0) ($2.0) FY ends June S&W Seed Company (Nasdaq: SANW)

19 2023 Adjusted EBITDA Bridge The following is intended to provide a guide as to the potential financial opportunity for the Company. While subject to risk and uncertainty, and the Company’s performance as compared to various estimates and assumptions, we believe the following provides useful insight into management’s view regarding the potential growth opportunities for the Company’s business, and how management intends to measure the progress of its operating plans. Adjusted EBITDA is a non-GAAP financial measure; for further information, see "Non-GAAP Financial Measures" in the appendix. S&W Seed Company (Nasdaq: SANW) 2022 Adjusted EBITDA Improvement in U.S. Sorghum Operations Improvement in International Forage Operations Improvement in LCM Charges 2023 Adjusted EBITDA Estimate $(24) $(2) - $(7) $5 $2 - $5 Reduction in Operating Expenses $6 - $7 $4 - $5 FY ends June $ in Millions

Selected Balance Sheet 20 ($ in Millions) 6/30/20 6/30/21 6/30/22 12/31/22 Cash and cash equivalents $4.1 $3.5 $2.1 $1.3 Accounts receivable, net $19.0 $19.4 $19.1 $24.1 Inventory $63.9 $64.4 $54.5 $53.0 Total assets $156.0 $151.5 $133.8 $134.2 Working capital lines $27.0 $33.9 $34.4 $41.4 Other debt $16.1 $13.3 $12.3 $11.5 Total shareholder's equity $81.3 $74.3 $51.4 $42.1 Net working capital $35.8 $26.8 $28.9 $1.6 Shell Joint Venture (January 2023) $7 million upfront payment, $6 million in February 2024, plus $7 million for Nampa facility Wheat Joint Venture (December 2022) $2 million upfront payment, plus $1 million in 1 year Recent Banking Activity (October 2022) Extended and increased credit facilities with National Australia Bank Limited (NAB) to a combined maximum of AUD $49 million (approximately USD $31.8 million), an increase of AUD $9 million (approximately US D $5.8 million) as compared to the Company's prior facilities. S&W Seed Company (Nasdaq: SANW)

Significant Trait Technology Development and Commercialization Experience 21 Mark Wong, S&W Seed Company CEO 40+ years of experience in agriculture as a senior executive Successfully built, operated, and sold multiple seed technology companies to industry leaders across multiple crops, including sorghum, corn, soybeans, and vegetables. Monsanto Served on the Monsanto ag board for four years, helping to write the strategy for gene sale and distribution Agrigenetics One of the first three founding companies to transform plants in the biotech industry Sold to Lubrizol Corporation for $150 million in 1985 Agrigenetics was later sold to Mycogen seeds and thereafter to Dow Chemical Agracetus Developed and commercialized key technologies for integration of value-added genes into soybeans and other crops Eventually purchased by Monsanto for $250 million in 1992 Emergent Genetics Operated multiple international seed companies integrating technology into the company’s seed lines, achieving the world’s second largest market share in cotton seed Sold to Monsanto for $325 million in 2005 with a separate vegetable component of the business later sold for $50 million to Syngenta in 2006 Mark Wong, CEO Transformation of S&W into a Leading Middle Market Agricultural Technology Company S&W Seed Company (Nasdaq: SANW)

Management 22 Elizabeth (Betsy) Horton CFO 25 years of Ag Industry experience including 20 years with Cargill Mark Wong CEO and Director 40 years in Agribusiness CEO of 4 other companies previously Cameron Henley Managing Director – International 20+ years of international seed industry experience Brent Johnson Vice President Sales & Marketing - Americas 30+ years of seed industry experience with Cargill, Land O’Lakes and others S&W Seed Company (Nasdaq: SANW)

Board of Directors 23 Mark Harvey Founding Partner of S&W Seed Company Australia, retired Mark Wong CEO, S&W Seed Company Alex Matina Portfolio Manager at MFP Investors LLC Alan Willits Chairman of the Board Former Chairman of Cargill Asia Pacific and Lead Cargill's Agriculture Supply Chain (retired) Mark Herrmann President and Founder of ACUMEN LLC Former Monsanto S&W Seed Company (Nasdaq: SANW)

Appendix

25 Non-GAAP Financial Measures S&W Seed Company (Nasdaq: SANW) Non-GAAP Financial Measures In addition to financial measures included in this presentation that are calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), the Company has provided the following non-GAAP financial measures in this presentation: adjusted EBITDA. S&W uses these non-GAAP financial measures internally to facilitate period-to-period comparisons and analysis of its operating performance and liquidity, and believes they are useful to investors as a supplement to GAAP measures in analyzing, trending and benchmarking the performance and value of the Company's business. However, these measures are not intended to be a substitute for those reported in accordance with GAAP. These measures may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a non-GAAP financial measure that we define as GAAP net income (loss), adjusted to exclude restructuring charges, non-recurring acquisition-related expenses, depreciation and amortization, impairment charges, non-cash stock-based compensation, foreign currency (gain) loss, change in derivative warrant liabilities, change in estimated value of assets held for sale, reduction of anticipated loss on subleased land, change in contingent consideration obligations, dividend accrued for participating securities and accretion, loss on extinguishment of debt, gain on sale of marketable securities, interest expense – amortization of debt discount, interest expense – convertible debt and other, and provision (benefit) for income taxes. We believe that the use of adjusted EBITDA is useful to investors and other users of the Company's financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We use this non-GAAP measure in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. Management does not place undue reliance on these non-GAAP measures as their only measures of operating performance. These non-GAAP measures should not be considered as substitutes for other measures of financial performance reported in accordance with GAAP. We have not reconciled expected 2023 adjusted EBITDA to net income (loss) because the Company has not provided assumptions for the other line items that are reconciling items, including depreciation, amortization, interest expense and stock-based compensation, among others. As these items are out of the Company's control and cannot be reasonably predicted, the Company is unable to provide such an outlook. Accordingly, reconciliation of these non-GAAP measures to their most directly comparable GAAP measures is not available without unreasonable effort. We have not reconciled our outlook for adjusted EBITDA for fiscal 2023 to net income (loss) because the reconciling line items that impact net income (loss), including interest expense, non-cash stock-based compensation, and foreign currency (gain) loss, among others are uncertain or out of our control and cannot be reasonably predicted. The actual amount of these items during fiscal 2023 will have a significant impact on net income (loss). Accordingly, a reconciliation of these non-GAAP measures to their most directly comparable GAAP measures is not available without unreasonable efforts.

Non-GAAP Adjusted EBITDA 26 2019 2020 2021 2022 Net Income $(9,305.2) $(19,674.3) $(19,171.0) $(36,395.4) Restructuring charges 202.2 - - Non-recurring acquisition related expenses 1,196.5 793.0 20 - Depreciation and amortization 4,128.5 5,036.5 5,469.6 5,460.3 Impairment Charges 17,900.6 - - 1,548.3 Non-cash stock-based compensation 694.6 1,168.0 1,766.4 2,267.2 Foreign currency (gain) loss (99.5) 98.6 (94.2) 777.9 Change in derivative warrant liabilities - - - - Change in estimated value of assets held for sale 1,521.9 92.9 - - Reduction of anticipated loss on sublease land (141.4) - - - Change in contingent consideration obligations - (302.1) (4,016.9) (714.4) Dividend accrued for participating securities and accretion - - - (166.3) Loss on extinguishment of debt - 140.6 - - Gain on sale of marketable securities - - - (69.0) Interest expense – amortization of debt discount 340.8 555.0 689.5 898.5 Interest expense – convertible debt and other 2,886.1 1,970.9 2,283.2 2,212.3 Income tax expense (benefit) (148.7) 386.0 (24.4) 413.4 Adjusted EBITDA $19,176.4 $(9,735.0) $(13,077.8) $(23,767.1) S&W Seed Company (Nasdaq: SANW)

FY 2019/FY 2020 Non-GAAP Adjustments 27 Reconciliation of Non-GAAP Financial Measures (UNAUDITED) S&W Seed Company (Nasdaq: SANW)

FY 2021/FY 2022 Non-GAAP Adjustments 28 Reconciliation of Non-GAAP Financial Measures (UNAUDITED) S&W Seed Company (Nasdaq: SANW)